UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2023
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BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

6811 Benjamin Franklin Drive, Suite 200
Columbia, MD 21046
(Address of principal executive offices, including Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbols	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On November 7, 2023, BigBear.ai Holdings, Inc. (the “Company”) announced its financial results of operations for the quarter and nine months ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The information included in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 7.01     Regulation FD Disclosure.

On November 7, 2023, the Company issued an Investor Letter for the third quarter of 2023. A copy of this letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in Exhibit 99.2 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated November 7, 2023
99.2	BigBear.ai Investor Letter Q3 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information Will be Filed with the SEC

BigBear.ai will file with the SEC a proxy statement of BigBear.ai relating to a special meeting of BigBear.ai’s stockholders (the “Proxy Statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIGBEAR.AI, PANGIAM INTERMEDIATE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BigBear.ai’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BigBear.ai and Pangiam Intermediate and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BigBear.ai in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BigBear.ai, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BigBear.ai’s directors and executive officers is contained in BigBear.ai’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BigBear.ai and Pangiam Intermediate, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including without limitation statements concerning the transactions contemplated by the Merger Agreement, the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BigBear.ai’s or Pangiam Intermediate’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BigBear.ai’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BigBear.ai makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 7, 2023

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Accounting Officer